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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  DECEMBER 16, 1996



                                  KEANE, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                 MASSACHUSETTS
                (State or Other Jurisdiction of Incorporation)


          1-7516                                       04-243-7166
     (Commission File Number)              (I.R.S. Employer Identification No.)


             TEN CITY SQUARE
          BOSTON, MASSACHUSETTS                              02129
    (Address of Principal Executive Offices)              (Zip Code)


                                 (617) 241-9200
              (Registrant's telephone number, including area code)

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          This Current Report on Form 8-K is filed by Keane, Inc., a
Massachusetts corporation (the "Registrant"), in connection with the matters described herein.

ITEM 4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          On December 16, 1996, Ernst & Young LLP ("Ernst & Young") informed the Registrant that it was resigning as the Registrant's independent auditors, and the Registrant engaged Coopers & Lybrand L.L.P. ("Coopers & Lybrand") to fill such position. The reason given by Ernst & Young for its resignation was the existence of certain mutual business opportunities on which both Ernst & Young and the Registrant desire to collaborate which would affect Ernst & Young's independence with respect to the Registrant. The decision to engage Coopers & Lybrand was made by the Board of Directors of the Registrant.

          Ernst & Young served as the Registrant's independent auditors during the period beginning on October 24, 1996 and ending on December 16, 1996.
During such period, Ernst & Young issued no reports on the financial statements of the Registrant. During the Registrant's two most recent fiscal years and the subsequent interim period immediately preceding the date of the resignation of Ernst & Young, the Registrant had no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make a reference to the subject matter of the disagreement in connection with any report on the financial statements of the Registrant had any report been issued. None of the reportable events listed in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934 occurred during the period Ernst & Young served as the Registrant's auditors.

          Prior to the Registrant's retaining Ernst & Young in October 1996, Coopers & Lybrand had served as the Registrant's independent auditors. During the period in which Ernst & Young served as the Registrant's independent auditors, neither the Registrant nor anyone on its behalf consulted Coopers & Lybrand regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written or oral advice concerning the same was provided to the Registrant that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue. During the Registrant's two most recent fiscal years and the subsequent interim period immediately preceding the Registrant's engagement of Ernst & Young in October 1996, the Registrant regularly consulted with Coopers & Lybrand regarding accounting, auditing and financial reporting issues, as Coopers & Lybrand served as the Registrant's independent auditors. During such period, the Registrant had no disagreements with Coopers & Lybrand on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Coopers & Lybrand, would have caused Coopers & Lybrand to make a reference to the subject matter of the disagreement in connection with its reports on the financial statements of the Registrant.

          The Registrant has requested that Ernst & Young furnish it with a letter addressed to the Commission stating whether it agrees with the statements set forth above. A copy of this letter is filed as Exhibit 16 to this Current Report on Form 8-K.


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.

               The exhibits listed in the Exhibit Index filed as part of this report are filed as part of or are included in this report.

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                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       KEANE, INC.
                                       (Registrant)



Date:     December 20, 1996            By: /s/Wallace A. Cataldo
                                          ----------------------------------
                                              Wallace A. Cataldo
                                              Vice President - Finance
                                              (Principal Financial Officer)

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                                 EXHIBIT INDEX



Exhibit Number              Description
--------------              -----------


      16                    Letter re Change in Certifying Accountant
      99                    Resignation Letter of Ernst & Young